EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Artec Global Media, Inc. (the "Company") on Form 10-K for the fiscal year ended January 31, 2016, I, Caleb Wickman, President and Treasurer of Artec Global Media, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	Such Annual Report on Form 10-K for the fiscal year ended January 31, 2016, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in such Annual Report on Form 10-K for the fiscal year ended January 31, 2016, fairly presents, in all material respects, the financial condition and results of operations of Artec Global Media, Inc.

Date: May 17, 2016	By:	/s/ Caleb Wickman
Caleb Wickman
President, Treasurer and Secretary (Principal Executive Officer and Principal Financial Officer)